SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-11(c) or § 240.14a-12

DELTA AIR LINES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	Please Mark Here for Address Change or Confirmation SEE REVERSE SIDE	☐

DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

1.	Election of Nominees for Director
1-Edward H. Budd, 2-George M.C. Fisher, 3-David R. Goode,
4-Gerald Grinstein, 5-John F. Smith, Jr., 6-Joan E. Spero,
7-Larry D. Thompson

For All	Withhold Vote For All	For All Except	Write the number of the nominees(s) for which you withhold authority on the line below.

☐	☐	☐

DELTA’S BOARD OF DIRECTORS RECOMMENDS					DELTA’S BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR PROPOSAL 2.		For	Against	Abstain	A VOTE AGAINST PROPOSALS 3, 4, 5, AND 6,		For	Against	Abstain
WHICH WERE SUBMITTED BY SHAREOWNERS.
2.	To ratify the appointment of Deloitte & Touche
	LLP as independent auditors for the year ending December 31, 2004.	☐	☐	☐	3.	Related to cumulative voting for directors.	☐	☐	☐

					4.	Related to restricted share programs.	☐	☐	☐

					5.	Related to retirement benefits for senior executives.	☐	☐	☐

					6.	Related to prohibition on compensation
						increases or benefit enhancements for executives.	☐	☐	☐

					Please indicate if you plan to attend this meeting		☐	☐
							Yes	No

Dated:_____________________________, 2004

________________________________________
                             Signature

________________________________________
                 Signature (Joint Owners)

Please sign exactly as your name(s) appears on the proxy/voting Instruction card.

VOTING INSTRUCTION FORM

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTION FORM PROMPTLY USING THE ENCLOSED ENVELOPE

This voting instruction is requested by The Dreyfus Trust Company in conjunction with a proxy solicitation by the
Board of Directors of Delta Air Lines, Inc.

Please read the enclosed Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2003 for more information.

CONFIDENTIAL VOTING INSTRUCTION FORM

To: The Dreyfus Trust Company

As Trustee of the Comair, Inc. Savings and Investment Plan

     The undersigned hereby instructs The Dreyfus Trust Company, as Trustee of the Comair, Inc. Savings and Investment Plan, to vote in person or by proxy at the Annual Meeting of the Shareowners of Delta Air Lines, Inc. to be held on April 23, 2004, and at any adjournment or postponement thereof, all shares of Common Stock of Delta Air Lines, Inc. for which the undersigned shall be entitled to instruct, in the manner specified on the reverse side.

     The Dreyfus Trust Company will vote the shares of Common Stock represented by this Voting Instruction Form if it is properly completed, signed, and received by The Dreyfus Trust Company before 5:00 p.m. EDT on April 19, 2004 at P.O. Box 3658, South Hackensack, NJ 07606-9358. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by The Dreyfus Trust Company as indicated above, shares allocated to a participant’s account will not be voted.

The Dreyfus Trust Company makes no recommendation regarding any voting instructions.

(Continued and to be signed on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–

FOLD AND DETACH HERE

ADMISSION TICKET

2004 Annual Meeting of Shareowners
April 23, 2004 at 9:00 a.m. at

The Renaissance Atlanta Concourse Hotel, One Hartsfield Centre Parkway, Atlanta, Georgia 30354

This admission ticket is required to attend the meeting. This ticket admits only the shareowner(s) listed on the reverse side. Each shareowner may be asked to present valid picture identification, such as a driver’s license. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Thank you for voting.